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              MASTER SERVICER'S CERTIFICATE
            (Delivered pursuant to Section 4.9
       of the Master Sale and Servicing Agreement)



              HOUSEHOLD FINANCE CORPORATION,
                       Master Servicer
          HOUSEHOLD AUTO RECEIVABLES CORPORATION

              HOUSEHOLD AUTOMOTIVE TRUST III

               Class A Notes, Series 1999-1


     The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of June 1, 1999, by and among the
Servicer, Household Automotive Trust III, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1.   Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1999-1 Supplement, dated as of
       June 1, 1999, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date     January 18, 2000
occurring on

5.  Series 1999-1 Information

(a)  The amount of Collected Funds with respect to the        $31,678,874.04
Collection Period was equal to

(b)  The amount of Available Funds with respect to the        $31,678,874.04
Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection Period     $8,520,222.06
was equal to

(d)  Net Liquidation Proceeds for the Collection Period        $3,274,401.31
was equal to
        (i) The annualized net default rate                        7.596116%

(e)  The principal balance of Series 1999-1 Receivables at
the beginning
        of the Collection Period was equal to                $828,710,961.76

(f)  The principal balance of Series 1999-1 Receivables on
the last day
        of the Collection Period was equal to                $804,569,222.18

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(g)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were one payment (1-29 days) delinquent as of the close of
business on the last day of the Collection Period with respect to such                $39,164,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were two payments (30-59 days) delinquent as of the close
of business on the last day of the Collection Period with respect to such                $15,857,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were three or more payments (60+ days) delinquent as of the
close of business on the last day of the Collection Period with respect to such                 $9,276,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the Distribution Date      $2,071,777.40
was equal to

(k)  The Principal Distributable Amount for the               $15,812,839.42
Distribution Date was equal to

(l)  The Principal Amount Available for the Distribution      $28,665,630.24
Date was equal to

(m)  The Aggregate Note Principal Balance is equal to        $542,805,679.95

(n)  The Aggregate Optimal Note Principal Balance is equal   $526,992,840.53
to

(o)  The Targeted Overcollateralization Amount is equal to   $277,576,381.65

(p)  The Targeted Credit Enhancement Amount is equal to      $301,713,458.32

(q)  The Targeted Reserve Account Balance is equal to         $24,137,076.67

(r)  The Reserve Account Deposit Amount for the                        $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for the        $4,523,890.66
Distribution Date

(t)  The Reserve Account Shortfall for the Distribution                $0.00
Date

(u)  The amount on deposit in the Reserve Account after       $24,137,076.67
distributions is equal to

(v)  The Weighed Average Coupon (WAC) was equal to                19.521000%

(w)  The Weighed Average Remaining Maturity (WAM) was                     52
equal to

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with        $124,929.89
respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the                   $124,929.89
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with             $0.00
respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to              $0.00
the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the
beginning of the Distribution Date was equal to               $27,525,679.95

      (vi)  The Class A-1 aggregate principal amount at
the end of the Distribution Date was equal to                 $11,712,840.53

      (vii)  The Class A Principal Distributable Amount       $15,812,839.42
with respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was        $15,812,839.42
equal to

     (ix)  The Class A Principal Carryover Shortfall with              $0.00
respect to Class A-1 was equal to

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

     (x)  The Class A-1 unpaid principal with respect to               $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-1 Notes as a percentage of
the Pool Balance on the Distribution Date was equal to             1.455790%

      (xi)  The ending Class A-1 Notes as a percentage of          2.222581%
the Notes outstanding on the Distribution Date was equal to

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with        $916,158.38
respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the                   $916,158.38
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with             $0.00
respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to              $0.00
the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the
beginning of the Distribution Date was equal to              $180,220,000.00

      (vi)  The Class A-2 aggregate principal amount at
the end of the Distribution Date was equal to                $180,220,000.00

      (vii)  The Class A Principal Distributable Amount                $0.00
with respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was                 $0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with              $0.00
respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to               $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-2 Notes as a percentage of
the Pool Balance on the Distribution Date was equal to            22.399564%

      (xi)  The ending Class A-2 Notes as a percentage of
the Notes outstanding on the Distribution Date was equal to       34.197808%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with        $822,952.75
respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the                   $822,952.75
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with             $0.00
respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to              $0.00
the Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the
beginning of the Distribution Date was equal to              $156,010,000.00

      (vi)  The Class A-3 aggregate principal amount at
the end of the Distribution Date was equal to                $156,010,000.00

      (vii)  The Class A Principal Distributable Amount                $0.00
with respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution was equal to        $0.00

     (ix)  The Class A Principal Carryover Shortfall with              $0.00
respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to               $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-3 Notes as a percentage of
the Pool Balance on the Distribution Date was equal to            19.390501%

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

      (xi)  The ending Class A-3 Notes as a percentage of
the Notes outstanding on the Distribution Date was equal to       29.603818%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with        $992,235.42
respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the                   $992,235.42
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with             $0.00
respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to              $0.00
the Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the
beginning of the Distribution Date was equal to              $179,050,000.00

      (vi)  The Class A-4 aggregate principal amount at
the end of the Distribution Date was equal to                $179,050,000.00

      (vii)  The Class A Principal Distributable Amount                $0.00
with respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was equal to        $0.00

     (ix)  The Class A Principal Carryover Shortfall with              $0.00
respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to               $0.00
the Distribution Date was equal to

      (xii)  The ending Class A-4 Notes as a percentage of
the Pool Balance on the Distribution Date was equal to            22.254145%

      (xi)  The ending Class A-4 Notes as a percentage of
the Notes outstanding on the Distribution Date was equal to       33.975794%

7. Overcollateralization
     (i)  The ending overcollateralization was equal to      $277,576,381.65

     (ii)  The ending overcollateralization as a percentage of
     the Pool Balance on the Distribution Date was equal to       34.500000%

8.  As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Master Sale and Servicing Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default;
if applicable, insert "None".                                           None

9. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1999-1 Receivables other than pursuant to the Basic Documents (or if there is a lien, such lien consists of: ______________________).

10. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this January 14, 2000



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Mark Burnstine
Title:    Servicing Officer

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HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                   12/30/99
Distribution Date                                                   01/18/00


CLASS A-1 NOTEHOLDER'S STATEMENT
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            108.4201994
   2.   Principal distribution per $1,000                        107.5703362
   3.   Interest distribution per $1,000                           0.8498632

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                                5.106000%
   2.   Class A-1 principal balance - beginning of period     $27,525,679.95
   3.   Accrual convention                                 Actual/360
   4.   Days in Interest Period                                           32

   5.   Class A-1 interest due                                   $124,929.89
   6.   Class A-1 interest paid                                  $124,929.89
   7.   Class A Interest Carryover Shortfall with respect              $0.00
to Class A-1
   8.   Class A-1 unpaid interest with respect to the                  $0.00
Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period      $27,525,679.95
   2.  Class A-1 principal - amount due                       $15,812,839.42
   3.  Class A-1 principal - amount paid                      $15,812,839.42
   4.  Class A-1 principal balance - end of period            $11,712,840.53
   5.  Class A Principal Carryover Shortfall with respect              $0.00
to Class A-1
   6.  Class A-1 unpaid principal with respect to the                  $0.00
Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool Balance         1.455790%
on the Distribution Date
   7.  Class A-1 Notes as a percentage of the total Notes          2.222581%
outstanding on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date                  $31,678,874.04

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $39,164,000.00
          % Of  Receivables                                        4.867698%
     (b)  30-59 Days Delinquent                               $15,857,000.00
          % Of  Receivables                                        1.970868%
     (c)  60+ Days Delinquent                                  $9,276,000.00
          % Of  Receivables                                        1.152915%

   3.  Aggregate losses for Collection Period less Net         $5,245,820.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $2,071,777.40


   5.  Pool Balance on the Accounting Date                   $804,569,222.18

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $24,137,076.67
        (b)  Amount on deposit in the Reserve Account         $24,137,076.67

   7.  (a)  Weighted Average Coupon (WAC)                             19.52%
         (b)  Weighted Average Remaining Maturity (WAM)                   52

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                   12/30/99
Distribution Date                                                   01/18/00


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


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            5.083555556
   2.   Principal distribution per $1,000                        0.000000000
   3.   Interest distribution per $1,000                         5.083555556

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                                 0.05719
   2.   Class A-2 principal balance - beginning of period    $180,220,000.00
   3.   Accrual convention                                 Actual/360
   4.   Days in Interest Period                                           32

   5.   Class A-2 interest due                                   $916,158.38
   6.   Class A-2 interest paid                                  $916,158.38
   7.   Class A Interest Carryover Shortfall with respect              $0.00
to Class A-2
   8.   Class A-2 unpaid interest with respect to the                  $0.00
Distribution Date

C.  Calculation of Class A-2 principal balance                $23,775,106.00
   1.  Class A-2 principal balance - beginning of period     $180,220,000.00
   2.  Class A-2 principal - amount due                                $0.00
   3.  Class A-2 principal - amount paid                               $0.00
   4.  Class A-2 principal balance - end of period           $180,220,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
to Class A-2
   6.  Class A-2 unpaid principal with respect to the                  $0.00
Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool Balance       22.3995643%
on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of the Pool       23.8553545%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date                  $31,678,874.04

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $39,164,000.00
          % Of  Receivables                                        4.867698%
     (b)  30-59 Days Delinquent                               $15,857,000.00
          % Of  Receivables                                        1.970868%
     (c)  60+ Days Delinquent                                  $9,276,000.00
          % Of  Receivables                                        1.152915%

   3.  Aggregate losses for Collection Period less Net         $5,245,820.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $2,071,777.40


   5.  Pool Balance on the Accounting Date                   $804,569,222.18

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $24,137,076.67
        (b)  Amount on deposit in the Reserve Account         $24,137,076.67

   7.  (a)  Weighted Average Coupon (WAC)                        19.5210000%
         (b)  Weighted Average Remaining Maturity (WAM)                   52



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

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                   12/30/99
Distribution Date                                                   01/18/00


CLASS A-3 NOTEHOLDER'S STATEMENT
A.   Information Regarding Distribution
   1.   Total distribution per $1,000                              5.2750000
   2.   Principal distribution per $1,000                          0.0000000
   3.   Interest distribution per $1,000                           5.2750000

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                                  0.0633
   2.    Class A-3 principal balance - beginning of period   $156,010,000.00
   3.    Accrual convention                                30/360

   4.   Class A-3 interest due                                   $822,952.75
   5.   Class A-3 interest paid                                  $822,952.75
   6.   Class A Interest Carryover Shortfall with respect              $0.00
to Class A-3
   7.   Class A-3 unpaid interest with respect to the                  $0.00
Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period     $156,010,000.00
   2.  Class A-3 principal - amount due                                $0.00
   3.  Class A-3 principal - amount paid                               $0.00
   4.  Class A-3 principal balance - end of period           $156,010,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
to Class A-3
   6.  Class A-3 unpaid principal with respect to the                  $0.00
Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool Balance        19.390501%
on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage of the        43.245855%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                        $31,678,874.04

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $39,164,000.00
          % Of  Receivables                                            4.87%
     (b)  30-59 Days Delinquent                               $15,857,000.00
          % Of  Receivables                                            1.97%
     (c)  60+ Days Delinquent                                  $9,276,000.00
          % Of  Receivables                                            1.15%

   3.  Aggregate losses for Collection Period less Net         $5,245,820.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $2,071,777.40


   5.  Pool Balance on the Accounting Date                   $804,569,222.18

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $24,137,076.67
        (b)  Amount on deposit in the Reserve Account         $24,137,076.67

   7.  (a)  Weighted Average Coupon (WAC)                         19.521000%
         (b)  Weighted Average Remaining Maturity (WAM)                   52

HOUSEHOLD AUTOMOTIVE TRUST III
SERIES 1999-1

Collection Period                                                      36524
Distribution Date                                                      36543


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


CLASS A-4 NOTEHOLDER'S STATEMENT
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              5.5416667
   2.   Principal distribution per $1,000                          0.0000000
   3.   Interest distribution per $1,000                           5.5416667

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                               6.650000%
   2.    Class A-4 principal balance - beginning of period   $179,050,000.00
   3.    Accrual convention                                30/360

   4.   Class A-4 interest due                                   $992,235.42
   5.   Class A-4 interest paid                                  $992,235.42
   6.   Class A Interest Carryover Shortfall with respect              $0.00
to Class A-4
   7.   Class A-4 unpaid interest with respect to the                  $0.00
Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period     $179,050,000.00
   2.  Class A-4 principal - amount due                                $0.00
   3.  Class A-4 principal - amount paid                               $0.00
   4.  Class A-4 principal balance - end of period           $179,050,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
to Class A-4
   6.  Class A-4 unpaid principal with respect to the                  $0.00
Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool Balance        22.254145%
on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a percentage          65.500000%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                                        $31,678,874.04

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                                $39,164,000.00
          % Of  Receivables                                            4.87%
     (b)  30-59 Days Delinquent                               $15,857,000.00
          % Of  Receivables                                            1.97%
     (c)  60+ Days Delinquent                                  $9,276,000.00
          % Of  Receivables                                            1.15%

   3.  Aggregate losses for Collection Period less Net         $5,245,820.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date        $2,071,777.40


   5.  Pool Balance on the Accounting Date                   $804,569,222.18

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance                 $24,137,076.67
        (b)  Amount on deposit in the Reserve Account         $24,137,076.67

   7.  (a)  Weighted Average Coupon (WAC)                         19.521000%
         (b)  Weighted Average Remaining Maturity (WAM)                   52
